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                           UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event Reported): February 18, 2005

                       CIT RV Trust 1998-A
      (Exact Name of Registrant as Specified in its Charter)

          Delaware                   000-24495                   36-4232666
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

          1 CIT Drive                                            07039-5703
     Livingston, New Jersey                                      (Zip Code)
(Address of principal executive
     offices and zip code)

Registrants' telephone number, including area code: (973) 740-5000

                     c/o The CIT Group/Sales Financing, Inc.
                                   1 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

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
EXHIBIT NO.       DESCRIPTION
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
99.1              Pool Data Report
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                           CIT RV TRUST 1998-A

                                           By: THE CIT GROUP / SALES FINANCING,
                                           INC., as Servicer


                                           By: /s/ Usama Ashraf
                                               -------------------------------
                                           Name: Usama Ashraf
                                           Title: Vice President

Dated: February 18, 2005